SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential,  for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2)
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting   Material  Pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12


                         QUERYOBJECT SYSTEMS CORPORATION
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


         (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



--------------------------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement no.:



--------------------------------------------------------------------------------


         (3)      Filing Party:



--------------------------------------------------------------------------------


         (4)      Date Filed:

                         QUERYOBJECT SYSTEMS CORPORATION
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 2, 1999
                                 --------------
                              To the Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of QUERYOBJECT SYSTEMS CORPORATION, a Delaware corporation (the "Company"), will be held at the Company's headquarters, located at 60 Charles Lindbergh Boulevard, Uniondale, New York 11553, on June 2, 1999 at 10:00 A.M., local time, for the following purposes:

                  1. To elect seven  members of the Board of  Directors to serve
         until  the  next  annual  meeting  of  stockholders   and  until  their
         successors have been duly elected and qualified;

                  2. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase from 30,000,000 to 60,000,000 the authorized number of shares of the Company's Common Stock, $.001 par value;

                  3. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase from 2,000,000 to 4,000,000 the authorized number of shares of the Company's Preferred Stock, $.001 par value;

                  4. To approve an amendment to the Company's 1991 Stock Option Plan that would increase from 1,950,000 to 7,806,000 the number of shares reserved for issuance pursuant to the exercise of stock options granted or to be granted thereunder;

                  5. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 1999; and

                  6. To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 26, 1999 as the record date for the Meeting. Only stockholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                                           By Order of the Board of Directors


                                           DANIEL M. PESS
                                           Secretary

Dated: April 27, 1999
Uniondale, New York

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                         QUERYOBJECT SYSTEMS CORPORATION
                         60 CHARLES LINDBERGH BOULEVARD
                            UNIONDALE, NEW YORK 11553
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 2, 1999
                                ----------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to stockholders by the Board of Directors of QUERYOBJECT SYSTEMS CORPORATION, a Delaware corporation (the "Company"), in connection with the solicitation of the accompanying Proxy for use at the 1999 Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Company's principal executive offices located at 60 Charles Lindbergh Boulevard, Uniondale, New York 11553, on June 2, 1999, at 10:00 A.M., local time, or at any adjournment thereof.

         The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is May 3, 1999.


                        RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on April 26, 1999, the record date (the "Record Date") for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the close of business on the Record Date, there were 6,180,985 outstanding shares of the Company's common stock, $.001 par value (the "Common Stock"). In addition, as of the Record Date, there were outstanding 1,678,500 shares of Series A Convertible Preferred Stock, $.001 par value (the "Series A Preferred Stock"), and 96,750 shares of Series B Convertible Preferred Stock, $.001 par value (the "Series B Preferred Stock" and collectively with the Series A Preferred Stock the "Outstanding Preferred Stock").

                                VOTING OF PROXIES

         Shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock represented by Proxies that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, all such shares will be voted (i) for the election as directors of the persons who have been nominated by the
Board of Directors, (ii) for the approval of an amendment (the "Authorized Common Stock Amendment") to the Company's Certificate of Incorporation increasing from 30,000,000 to 60,000,000 the authorized number of shares of Common Stock, (iii) for the approval of an amendment (the "Authorized Preferred Stock Amendment") to the Company's Certificate of Incorporation increasing from 2,000,000 to 4,000,000 the authorized number of shares of Preferred Stock, (iv) for the approval of an amendment to the Company's 1991 Stock Option Plan (the "Plan") increasing from 1,950,000 to 7,806,000 the number of shares reserved for issuance pursuant to the exercise of stock options granted or to be granted thereunder (the "Stock Option Plan Amendment"), (v) for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 1999 and (vi) on any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the Proxies.

         The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy that is presented to the Meeting or if the stockholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

         Holders of Common Stock should sign and return the white proxy. Holders of Series A Preferred Stock should sign and return the blue proxy. Holders of Series B Preferred Stock should sign and return the yellow proxy.

         The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock, Series A Preferred Stock or Series B Preferred Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

                                  VOTING RIGHTS

         Holders of each share of Common Stock are entitled to one vote for each share held on all matters. Holders of each share of Series A Preferred Stock are entitled to four votes per share on all matters. Holders of each share of Series B Preferred Stock are entitled to 20 votes per share on all matters. Holders of shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock will vote together as a single class on all proposals. In addition, the votes cast by holders of Common Stock on the Authorized Common Stock Amendment and votes cast by holders of Outstanding Preferred Stock on the Authorized Preferred Stock Amendment will be separately counted in determining the vote on such proposals.

         The holders of a majority of the outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, whether present in person or represented by proxy, will constitute a quorum for the election of directors, the votes on the Stock Option Amendment and the ratification of the appointment of PricewaterhouseCoopers LLP, any other matters that may come before the meeting, and, when the votes cast by holders of Common Stock and Preferred Stock are counted together as a single class, for the vote on the Authorized Common Stock Amendment and the Authorized Preferred Stock Amendment. The holders of a majority of the outstanding shares of Common Stock, whether present in person or represented by proxy, will constitute a quorum when votes cast by such holders are counted separately on the Authorized Common Stock Amendment. The holders of a majority of the outstanding shares of Outstanding Preferred Stock, whether present in person or represented by proxy, will constitute a quorum when votes cast by such holders are counted separately on the Authorized Preferred Stock Amendment.

         Broker "non-votes" and the shares as to which a stockholder abstains from voting are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

         A plurality of the total votes cast by holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, is required for the election of directors. In tabulating the vote on the election of directors, abstentions and broker "non-votes" will be disregarded and will have no effect on the outcome of such vote.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock entitled to vote, voting together as a single class, together with the affirmative vote of the holders of majority of the outstanding shares of Common Stock, voting separately as a class, is required to approve the Authorized Common Stock Amendment. Accordingly, abstentions and broker non-votes will have the same effect as a negative vote.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock entitled to vote, voting together as a single class, together with the affirmative vote of a majority of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock entitled to vote, voting together as a class, is required to approve the Authorized Preferred Stock Amendment. Accordingly, abstentions and broker non-votes will have the same effect as a negative vote.

         The affirmative vote of a majority of the votes cast by holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, is required to approve the Stock Option Plan Amendment and the proposal to ratify the appointment of PricewaterhouseCoopers LLP. In tabulating the votes on the proposals to approve the Stock Option Plan Amendment and ratify the appointment of PricewaterhouseCoopers LLP, shares as to which a stockholder abstains are considered shares entitled to vote on the applicable proposal and therefore an abstention would have the effect of a vote against such proposals. Broker non-votes, however, are not considered shares entitled to vote on the applicable proposals and are not included in determining whether the Stock Option Plan Amendment and the proposal to ratify the appointment of PricewaterhouseCoopers LLP are approved.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information concerning ownership of the Company's Common Stock and Outstanding Preferred Stock, as of the Record Date, by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock and Outstanding Preferred Stock, each director, each executive officer, each nominee for election as a director and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the address for each such person is in care of the Company, 60 Charles Lindbergh Boulevard, Uniondale, New York 11553. The calculations with respect to beneficial ownership of Outstanding Preferred Stock held is based on the number of shares held and not on the number of votes per share to which a holder of Outstanding Preferred Stock is entitled.


                                                                                                         NUMBER OF
                                                                                                          SHARES
                                                                 NUMBER OF SHARES                        OF PREFERRED
DIRECTORS, NOMINEES, EXECUTIVE OFFICERS AND 5%                   OF COMMON STOCK         PERCENT     STOCK BENEFICIALLY    PERCENT
 STOCKHOLDERS                                                      BENEFICIALLY           -AGE            OWNED(1)           -AGE
 -------------------------------------------------------------   ---------------          ----            --------         -------

Barry Rubenstein(2)..........................................         5,944,256          53.1%            708,000           39.9%
68 Wheatley Road
Brookville, New York 11545

Irwin Lieber(3)..............................................         4,571,944          45.5%            600,000           33.8%
767 Fifth Avenue, 45th Floor
New York, New York 10153


                                                                                                         NUMBER OF
                                                                                                          SHARES
                                                                 NUMBER OF SHARES                        OF PREFERRED
DIRECTORS, NOMINEES, EXECUTIVE OFFICERS AND 5%                   OF COMMON STOCK         PERCENT     STOCK BENEFICIALLY    PERCENT
 STOCKHOLDERS                                                      BENEFICIALLY           -AGE            OWNED(1)           -AGE
 -------------------------------------------------------------   ---------------          ----            --------         -------

Wheatley Foreign Partners, L.P.(4)...........................         4,515,694           45.2%           600,000           33.8%
c/o Fiduciary Trust
One Capital Place
Snedden Road
P.O. Box 1062
Grand Cayman
British West Indies

Wheatley Partners, L.P. (4)..................................         4,515,694           45.2%           600,000           33.8%
80 Cutter Mill Road
Great Neck, New York 11021
Brentwood Associates, VII L.P.(5)............................           461,397            7.6%                 -            -
3000 Sand Hill Road
Building 1, Suite 260
Menlo Park, California 94023

Eli Oxenhorn(6)..............................................           556,250            8.4%            50,000            2.8%
56 The Intervale
Roslyn Estates, New York 11576
PAW Partners(7)..............................................         1,625,000           21.1%           250,000           14.1%
10 Glenville Street
Greenwich, Connecticut 06831

Seneca Ventures(8)...........................................           336,106            6.2%            29,000            1.6%
68 Wheatley Road
Brookville, New York 11545

Woodland Venture Fund(8).....................................           349,600            6.5%            29,000            1.6%
68 Wheatley Road
Brookville, New York 11545

Hudson Capital(9)............................................         1,625,000           21.1%            50,000            2.8%
660 Madison Avenue - 14th Floor
New York, New York 10021

Bulldog Capital Partners, L.P. (10)..........................           650,000            9.7%           100,000            5.6%
33 North Garden Avenue
Suite 750
Clearwater, Florida 33755

Kenneth D. Cole(11)..........................................           325,000            5.1%            50,000            2.8%
c/o Kenneth Cole Productions
152 West 57th Street
New York, New York 10019

Andre Szykier (12)...........................................           249,157            4.1%                 -            -

Alan W. Kaufman (13).........................................           481,666            7.3%            50,000            2.8%

Amy L. Newmark (14)..........................................           337,933            5.2%            50,000            2.8%


                                                                                                         NUMBER OF
                                                                                                          SHARES
                                                                 NUMBER OF SHARES                        OF PREFERRED
DIRECTORS, NOMINEES, EXECUTIVE OFFICERS AND 5%                   OF COMMON STOCK         PERCENT     STOCK BENEFICIALLY    PERCENT
 STOCKHOLDERS                                                      BENEFICIALLY           -AGE            OWNED(1)           -AGE
 -------------------------------------------------------------   ---------------          ----            --------         -------

Robert Thompson (15).........................................           122,760            *                    -            -

Daniel M. Pess (16)..........................................           134,804            *                    -            -

Rino Bergonzi (17)...........................................            15,833            *                    -            -

Irwin Jacobs (17)............................................            15,833            *                    -            -


All directors and executive officers as a group (7 persons)(18)       1,357,986           18.6            100,000            5.6%


-------------------------
* Less than 1%

(1) A person is deemed to be the beneficial owner of voting securities that can be acquired by such person within 60 days after the Record Date upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and that are currently exercisable (i.e., that are exercisable within 60 days after the Record
         Date) have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

(2) Based upon information contained in a report on Schedule 13D (the "Wheatley 13D") filed jointly by Barry Rubenstein, Wheatley Foreign Partners, L.P. ("Wheatley Foreign"), Wheatley Partners, L.P. ("Wheatley"), Seneca Ventures ("Seneca"), Woodland Venture Fund ("Woodland Fund"), Woodland Partners, Rev-Wood Merchant Partners ("Rev-Wood") and certain other entities with the Securities Exchange Commission ("SEC"). Includes an aggregate of 5,119,375 shares of Common Stock issuable upon the exercise of options or warrants or upon the conversion of Series A or Series B Preferred Stock held by Mr. Rubenstein, Wheatley Foreign, Wheatley, Seneca, Woodland Fund , and Rev-Wood. Mr. Rubenstein owns 50,000 shares of Series A Preferred Stock. Mr. Rubenstein may be deemed to beneficially own (i) 48,000 shares of Series A Preferred Stock held by Wheatley Foreign, (ii) 552,000 shares of Series A Preferred Stock held by Wheatley, (iii) 29,000 shares of Outstanding Preferred Stock held by Seneca, 25,000 of which is Series A Preferred Stock and 4,000 of which is Series B Preferred Stock, and (iv) 29,000 shares of Outstanding Preferred Stock held by Woodland Fund, 25,000 of which is Series A Preferred Stock and 4,000 of which is Series B Preferred Stock Mr. Rubenstein disclaims beneficial ownership of the securities held by Woodland Partners, Woodland Fund, Seneca, Wheatley, Wheatley Foreign and Rev-Wood, except to the extent of his respective equity interest therein.

(3) Based on information contained in the Wheatley 13D. Includes (i) 56,250 shares of Common Stock issuable upon exercise of options and (ii) the shares of Common Stock issuable upon the exercise or conversion of warrants, options, Series A Preferred Stock and Series B Preferred Stock owned by Wheatley and Wheatley Foreign, all as described in Footnote 4 below. Mr. Lieber is a member and officer of Wheatley Partners LLC. Mr. Lieber may be deemed to beneficially own (i) 552,000 shares of Series A Preferred Stock held by Wheatley and (ii) 48,000 shares of Series A Preferred Stock held by Wheatley Foreign. Mr. Lieber disclaims beneficial ownership of the securities owned by Wheatley and Wheatley Foreign, except to the extent of his equity interest therein.

(4) Based upon information contained in the Wheatley 13D. Includes an aggregate of 3,906,250 shares of Common Stock issuable upon the exercise of options or warrants or upon the conversion of Series A or Series B Preferred Stock held by Wheatley and Wheatley Foreign. Wheatley Foreign owns 48,000 shares of Series A Preferred Stock and Wheatley owns 552,000 shares of Series A Preferred Stock. Wheatley Foreign disclaims beneficial ownership of the securities held by Wheatley and Wheatley disclaims beneficial ownership of the securities held by Wheatley Foreign.

(5) This information is derived from a Schedule 13G filed by Brentwood Associates VII, L.P. and certain other entities. The General Partner of Brentwood Associates VII, L.P. is Brentwood VII Ventures, L.P., a Delaware limited partnership ("Brentwood VII Ventures"). The general partners of Brentwood VII Ventures are Jeffrey D. Brody, David W. Chonette, Ross A. Jaffe, G. Bradford Jones, and John L. Walecka. Information contained in Brentwood's Schedule 13G is provided solely for the purpose of complying with Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as amended. Each of the individuals or entities listed above disclaims beneficial ownership of the securities described herein for any other purpose.

(6) Based upon information contained in a report on Schedule 13D filed by Eli Oxenhorn with the SEC. Includes an aggregate of 556,250 shares of Common Stock issuable upon the exercise of options or warrants or upon the conversion of Series A or Series B Preferred Stock held by Mr. Oxenhorn and Rev-Wood. Mr. Oxenhorn disclaims beneficial ownership of the securities held by Rev-Wood, except to the extent of his equity interest therein. Mr. Oxenhorn owns 50,000 shares of Series A Preferred Stock.

(7) Consists of 1,625,000 shares issuable upon exercise of warrants or conversion of Series A Preferred Stock. PAW Partners owns 250,000 shares of Series A Preferred Stock.

(8) Based upon information contained in the Wheatley 13D and certain other information. Includes an aggregate of 295,625 shares of Common Stock issuable upon the exercise of options or warrants or upon the conversion of Series A or Series B Preferred Stock held by Seneca and Woodland Fund. Seneca owns 29,000 shares of Outstanding Preferred Stock, 25,000 of which is Series A Preferred Stock and 4,000 of which is Series B Preferred Stock. Woodland Fund owns 29,000 shares of Outstanding Preferred Stock, 25,000 of which is Series A Preferred Stock and 4,000 of which is Series B Preferred Stock.

(9) Consists of 1,625,000 shares issuable upon the exercise of warrants or conversion of Series B Preferred Stock. Hudson Capital owns 50,000 shares of Series B Preferred Stock.

(10) Consists of 650,000 shares issuable upon the exercise of warrants or conversion of Series A Preferred Stock. Bulldog Capital Partners, L.P. owns 100,000 shares of Series A Preferred Stock.

(11) Consists of 325,000 shares issuable upon the exercise of warrants or conversion of Series A Preferred Stock. Mr. Cole owns 50,000 shares of Series A Preferred Stock.

(12) Includes 312 shares of Common Stock owned by Remy Szykier, Mr. Syzkier's daughter and 35,417 shares of Common Stock issuable upon exercise of options (of which 20,833 are contingent upon stockholder approval of the Stock Option Amendment).

(13) Consists of (i) 156,666 shares of Common Stock issuable upon exercise of options (of which 27,500 are contingent upon stockholder approval of the Stock Option Amendment), (ii) 200,000 shares that are issuable upon the conversion of Series A Preferred Stock and (iii) 125,000 shares of Common Stock that are issuable upon the exercise of Series A Warrants. Mr. Kaufman owns 50,000 shares of Series A Preferred Stock

(14) Includes 128,333 shares of Common Stock issuable upon exercise of options (of which 58,333 are contingent upon stockholder approval of the Stock Option Amendment), and (ii) 200,000 shares of Common Stock that are issuable upon the conversion of Series A Preferred Stock. Ms. Newmark owns 50,000 shares of Series A Preferred Stock.

(15) Consists of 122,760 shares of Common Stock issuable upon exercise of options (of which 89,375 are contingent upon stockholder approval of the Stock Option Amendment).

(16) Consists of 134,804 shares of Common Stock issuable upon exercise of options (of which 86,625 are contingent upon stockholder approval of the Stock Option Amendment).

(17) Consists of 15,833 shares of Common Stock issuable upon exercise of options.

(18) Includes those shares of Common Stock and Outstanding Preferred Stock deemed to be included in the respective beneficial ownership of Messrs. Szykier, Kaufman, Jacobs, Thompson, Pess, Bergonzi and Ms. Newmark as described in notes 12 through 17.

                        PROPOSAL I--ELECTION OF DIRECTORS

NOMINEES

         Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next Annual Meeting of Stockholders of the Company and until their successors shall be duly elected and qualified. Each of the nominees, other than Messrs. Thompson and Pess, currently serve as directors of the Company. The terms of office of the current directors expire at the Meeting and when their successors are duly elected and qualified. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any of the nominees not remain a candidate for election at the date of the Meeting, the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors. The names of the nominees and certain information concerning them are set forth below:

                                                                    FIRST YEAR
         NAME                            AGE                    BECAME DIRECTOR*
--------------------------     --------------------             ----------------

Robert A. Thompson                        50                             -

Daniel M. Pess                            46                             -

Andre Szykier                             54                           1989

Alan W. Kaufman                           61                           1997

Rino Bergonzi                             55                           1997

Irwin Jacobs                              62                           1998

Amy L. Newmark                            42                           1998


---------------
* Directors' tenure includes their period of service as directors of the Company's predecessor.

         Robert A. Thompson, a nominee for director, joined the Company in September 1997 as Vice President of Marketing and became Senior Vice President of Marketing in April 1998. In December 1998, Mr. Thompson became President and Chief Executive Officer. From January 1989 to August 1997, Mr. Thompson was employed by Cognos Corporation, a provider of client/server tools for data access, data analysis and application development, most recently as Director of Marketing Programs. Mr. Thompson holds a B.A.A. in Radio and Television Arts from Ryerson Politechnical Institute.

         Daniel M. Pess, a nominee for director, joined the Company in July 1994 as Vice President of Finance and Administration and was promoted to Senior Vice President of Finance and Administration in October 1997. In December 1998, Mr. Pess became Executive Vice President and Chief Operating Officer. Since December 1996, Mr. Pess has also served as Chief Financial Officer of the Company and since August 1997 Mr. Pess has served as Secretary of the Company. From 1991 to July 1994, Mr. Pess was Corporate Controller of Uniforce Services, Inc., a supplemental staffing company. From 1986 to 1991, Mr. Pess was employed as Chief Financial Officer and Controller of The Dartmouth Plan, Inc., a financial institution involved in mortgage and leasing origination, sales and service. Mr. Pess is a Certified Public Accountant and holds a B.S. in Accounting from C.W. Post College of Long Island University.

         Alan W. Kaufman has been a director of the Company since August 1997, Chairman of the Board since May 1998 and was President and Chief Executive Officer of the Company from October 1997 to December 1998. Prior thereto, Mr. Kaufman was an independent consultant from December 1996 to October 1997. From April 1986 to December 1996, Mr. Kaufman held various positions with Cheyenne Software, Inc., a provider of storage management, security and communications software products, including Vice President of Marketing and Vice President of Sales and Marketing, and served most recently as Executive Vice President of Sales. Mr. Kaufman is a director of Global Telecommunication Solutions, Inc., a publicly traded prepaid phone card company, and was the founding President of the New York Software Industry Association. Mr. Kaufman holds a BSEE from Tufts University.

         Andre Szykier, co-founder of the Company, has served as its Executive Vice President and Chief Technology Officer since the inception of the Company in February 1989. Prior to co-founding the Company, Mr. Szykier was Director of Business Research at Pacific Telesis Group, founder and Chief Executive Officer of Elan Vital Research Ltd., a software engineering and consulting firm, and was a mathematician at Bell Labs, where he obtained a patent on signal compression and worked on interplanetary missions. Mr. Szykier holds an M.S. in Applied Statistics from the University of California-Berkeley and a B.S. in Economics from St. Mary's University.

         Rino Bergonzi has been a director of the Company since August 1997. Since November 1993, Mr. Bergonzi has served as Vice President and Division Executive of Corporate Information Technology Services at AT&T, a worldwide provider of voice, data and video telecommunications services to large and small businesses, consumers and government entities. Mr. Bergonzi has 32 years of experience in the information services field that includes working for such companies as Western Union, United Parcel Service Information Services and EDS Corp. Mr. Bergonzi is a director of Cornerstone Internet Solutions Company, a public company that provides internet services.

         Irwin Jacobs has been a director of the Company since May 1998. Mr. Jacobs has been a private investor since August 1997. From June 1992 until August 1997, Mr. Jacobs was President of DataViews Corp, a graphical user interface software developer. From May 1990 until December 1991, Mr. Jacobs was Senior Vice President of ASK Computer Services, a developer of manufacturing and financial software and from April 1986 until May 1990, Mr. Jacobs was President and Chairman of the Board of Perception Technology Corp, a manufacturer of voice response systems. Prior thereto, Mr. Jacobs held various management positions at Digital Equipment Corporation, including Vice President of the Business Products Group and Vice President of Value Added Reseller Operations. Mr. Jacobs currently is a director of Hologic Inc., a company that manufactures medical equipment and a director of Integrated Computer Solutions, a software development company. Mr. Jacobs holds a BSEE from Worcester Polytechnic Institute.

         Amy L. Newmark has been a director of the Company since May 1998. She has been an independent investor since October 1997. Ms. Newmark was Executive Vice President-Strategic Planning of WinStar Communications, Inc., a competitive local exchange carrier, from April 1995 until September 1997. From April 1993 to March 1995, Ms. Newmark was a General Partner of Information Age Partners, LP, a hedge fund, and from 1990 to 1993, Ms. Newmark was President of Newmark Research, Inc., an investment research and consulting firm. Ms. Newmark is a Chartered Financial Analyst and graduated magna cum laude from Harvard College.

         The Board of Directors has a Stock Option and Compensation Committee, which administers the Plan and makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company, and an Audit Committee which reviews the Company's financial statements and accounting policies, resolves potential conflicts of interest, receives and reviews the recommendations of the Company's independent auditors and confers with the Company's independent auditors with respect to the training and supervision of internal accounting personnel and the adequacy of internal accounting controls. The Stock Option and Compensation Committee is currently composed of Rino Bergonzi and Amy Newmark and the Audit Committee is currently composed of Rino Bergonzi and Irwin Jacobs.

         The Company does not presently have a nominating committee, the customary functions of such committee being performed by the entire Board of Directors.

DIRECTOR COMPENSATION

         The Company does not currently compensate directors who are also employees of the Company for service on the Board of Directors. Directors are reimbursed for their expenses incurred in attending meetings of the Board of Directors.

MEETINGS

         The Board of Directors held seven meetings during the year ended December 31, 1998. The Stock Option and Compensation Committee held one meeting during the year ended December 31, 1998. From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of Delaware.

RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.


                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation paid by the Company during the fiscal years ended December 31, 1998, 1997 and 1996 to the Company's Chief Executive Officer and to each executive officer whose salary and bonus exceeded $100,000 with respect to the fiscal year ended December 31, 1998 (collectively the "Named Executive Officers").


                                                                                                        LONG-TERM
                                                        ANNUAL COMPENSATION                            COMPENSATION
                                                        -------------------                            ------------
                                                                                                         SECURITIES
                                                                                                        UNDERLYING
          NAME AND PRINCIPAL POSITION                 YEAR          SALARY(1)($)            BONUS($)     OPTIONS(#)
          ---------------------------                 ----          ------------            --------     ----------

Alan W. Kaufman, Chairman of the                      1998            $75,000                   -          200,000
Board and Former Chief Executive                      1997            $16,538                   -          100,000
Officer and President (2)                             1996                  -                   -                -


Robert Thompson, Chief Executive                      1998           $145,000             $45,000(4)        350,000
Officer and President (3)                             1997            $42,849             $11,250            50,000
                                                      1996                  -                   -                 -

Daniel M. Pess, Executive Vice                        1998           $139,583             $30,000(5)       335,000
President, Chief Operating Officer                    1997           $119,167             $20,000           57,500
and Chief Financial Officer                           1996           $100,000             $10,000(6)         1,250

Andre Szykier, Executive Vice                         1998           $167,520(7)                -          125,000
President and Chief Technology                        1997           $154,786                   -                -
Officer                                               1996           $150,000(8)                -                -

(1) Certain of the officers of the Company routinely receive other benefits from the Company, the amounts of which are customary in the industry. The Company has concluded, after reasonable inquiry, that the aggregate amounts of such benefits during each of 1996, 1997 and 1998 did not exceed the lesser of $50,000 or 10% of the compensation set forth above as to any named individual.

(2) Mr. Kaufman served as Chief Executive Officer and President of the Company from October 1997 to December 1998.

(3) Mr. Thompson's employment with the Company commenced in October 1997 and Mr. Thompson became President and Chief Executive Officer of the Company in December 1998.

(4)  $11,250 of such amount was paid in 1999.

(5)  $22,500 of such amount was paid in 1999.

(6)  All of such amount was paid in 1997.

(7)  Includes $12,500 of paid vacation from prior years.

(8)  Mr. Szykier agreed to defer the payment of $10,417 of such compensation.

         The following table sets forth certain information regarding stock options granted to the Named Executive Officers during the fiscal year ended December 31, 1998. The Company has never granted any stock appreciation rights.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS


                                          NUMBER OF
                                         SECURITIES           % OF TOTAL OPTIONS
                                         UNDERLYING               GRANTED TO
     NAME                                  OPTIONS               EMPLOYEES IN            EXERCISE OR BASE          EXPIRATION
-------------------------          -------------------     -------------------       -------------------       --------------

Alan W. Kaufman                         100,000                      2.6                     $ .94(1)                4/12/03
                                        100,000                      2.6                     $ .94(2)               11/24/05
Robert Thompson                          25,000                      0.7                     $ .94(1)                4/12/03
                                        325,000                      8.5                     $ .94(2)               11/24/05
Daniel M. Pess                           20,000                      0.5                     $ .94(1)                4/12/03
                                        315,000                      8.2                     $ .94(2)               11/24/05
Andre Szykier                            50,000                      1.3                     $ .94(1)                4/12/03
                                         75,000                      2.0                     $ .94(2)               11/24/05


(1) The exercise price of such options was repriced to $.94 on November 25, 1998. See "Report on Repricing of Options" below.
(2) The grant of such options is contingent upon stockholder approval of the Stock Option Plan Amendment.

         No options were exercised by the Named Executive Officers during the fiscal year ended December 31, 1998.

         The   following   table  sets  forth  certain   information   regarding
unexercised stock options held by the Named Executive Officers as of December 31, 1998.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                              NUMBER OF SECURITIES UNDERLYING
                                                   UNEXERCISED OPTIONS AT             VALUE OF UNEXERCISED IN-THE-MONEY
                                                     DECEMBER 31, 1998                 OPTIONS AT DECEMBER 31, 1998 (1)
       NAME                                   EXERCISABLE/UNEXERCISABLE                 EXERCISABLE/UNEXERCISABLE($)
--------------------------                ---------------------------------        ------------------------------------
Alan W. Kaufman                                        66,667/233,333                           16,667/58,333
Robert Thompson                                        20,735/379,265                            5,184/94,816
Daniel M. Pess                                         37,292/362,708                            9,323/90,677
Andre Szykier                                            0/125,000                                 0/31,250

(1) Based on the per-share closing price of the Common Stock of $1.19 on the Nasdaq SmallCap Market on December 31, 1998.

REPORT ON REPRICING ON OPTIONS

         On November 25, 1998 the Board of Directors repriced all outstanding options held by employees of the Company and certain options held by consultants to the Company, including options held by the Named Executive Officers, so that all outstanding options then held by such persons would have an exercise price of $.94 per share, the closing market price of the Company's Common Stock on November 24, 1998 as reported by the Nasdaq SmallCap Market. Most of the repriced options had an exercise price of $6.00 per share. The Board of Directors believes that the repricing is consistent with the Company's compensation policy, which is to utilize stock options to attract and retain qualified employees with the same long-term interest as the Company's stockholders. A significant portion of each employee's compensation is based on the grant of stock options. Accordingly, the

Board of Directors believes that without the repricing the Company could lose key employees at a time when the competition for personnel, including management personnel, in technology companies located on Long Island, New York and throughout the New York City metropolitan area, continues to be strong. As a result of the repricing, options to purchase 200,000, 75,000, 20,000 and 50,000 shares of Common Stock held by Messrs. Kaufman, Thompson, Pess and Szykier, respectively were repriced from $6.00 to $0.94 per share and options to purchase 65,000 shares of Common Stock held by Mr. Pess were repriced from $0.96 to $0.94 per share.

EMPLOYMENT AGREEMENTS

         The Company has entered into employment agreements with each of Robert Thompson, its President and Chief Executive Officer, Andre Szykier, its Executive Vice President and Chief Technology Officer and Daniel M. Pess, its Executive Vice President, Chief Operating Officer and Chief Financial Officer. The employment agreements of Messrs. Thompson, Szykier and Pess, provide for an initial term through August 31, 1999, April 30, 1999 and April 30, 1999, respectively, with annual base cash compensation of $145,000, $150,000, $125,000, respectively. Each of Messrs. Thompson, Szykier and Pess are also eligible to receive bonuses if the Company meets certain targets agreed upon each fiscal year in advance by the Board of Directors. Each of Messrs. Szykier and Pess is entitled to receive his full salary for 12 months upon termination, unless his employment is terminated for cause, disability or death. Mr. Thompson is entitled to receive his full salary for six months upon termination, unless his employment agreement is terminated for cause, disability or death. Mr. Szykier has agreed not to compete with the Company for a period of two years after termination and each of Messrs. Thompson and Pess has agreed not to compete with the Company for a period of one year after termination. All such employment agreements are for full-time employment and are automatically renewable for additional periods unless either party terminates such employment agreement at least 60 days prior to the expiration of the initial term or any subsequent term.

         The Company also has an agreement with Alan W. Kaufman, whereby Mr. Kaufman has agreed to serve as Chairman of the Board or as a consultant to the Company through October 14, 1999. Mr. Kaufman's annual base cash compensation is $75,000 per year.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission ("SEC"). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 1998, that there was compliance with all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From time to time, the Company has raised capital through the sale of debt and equity securities. Many of the investors in such offerings have been officers, directors and entities associated with directors, and beneficial owners of 5% or more of the Company's securities. In each transaction, such persons participated on terms no more favorable than those offered to all other investors.

PREFERRED STOCK PRIVATE PLACEMENTS

         In October and November 1998, the Company had the initial closing of two private placements -- the Series A Private Placement and the Series B Private Placement. The Series A Private Placement consisted of 1,750,000 Units (the "Series A Units") with a gross sales price of $3,500,000. The Series B Private Placement consisted of 10 Units (the "Series B Units") with a gross sales price of $1,000,000. Each Series A Unit consisted of one share of Series A Preferred Stock and a warrant to purchase 2.5 shares of Common Stock at a per share exercise price equal to $.50. Each Series B Unit consisted of 10,000 shares of Series B Preferred Stock and warrants to purchase an aggregate of 125,000 shares of Common Stock at a per share exercise price equal to $.50. The Series A Units were sold at a purchase price of $2.00 per Unit and each share of Series A Preferred Stock share is convertible into four shares of Common Stock. The Series B Units were sold at a purchase price of $100,000 per Unit and each share of Series B Preferred Stock is convertible into twenty shares of Common Stock. The effective purchase price, on a Common Stock equivalent basis was $.50 per common share, which represented a discount from the fair market value of the Company's Common Stock on the various dates of issuance. The Company consummated the final closing on each of the Series A Private Placement and the Series B Private Placement in February 1999. Among the purchasers in the Series A Private Placement and the Series B Private Placement were the following individuals or entities which beneficially own more than 5% of the outstanding Common Stock (i) Wheatley and Wheatley Foreign (which purchased an aggregate of 600,000 Series A Units), (ii) Seneca Ventures and Woodland Venture Fund (which each purchased 25,000 Series A Units and 4,000 Series B Units), (iii) Eli Oxenhorn and Kenneth Cole (who each purchased 50,000 Series A Units, (iv) PAW Partners (which purchased 250,000 Series A Units), (v) Hudson Capital (which purchased 50,000 Series B Units), and (vii) Bulldog Capital Partners (which purchased 100,000 Series A Units). In addition, Amy Newmark and Alan Kaufman, Directors of the Company, each purchased 50,000 Series A Units.

         Barry Rubenstein, a 5% stockholder, may be deemed to be the beneficial owner of the Series A Units and/or Series B Units acquired by Wheatley, Wheatley Foreign, Seneca Ventures and Woodland Venture Fund and Irwin Lieber, a 5% Stockholder, may be deemed to be the beneficial owner of the Series A Units acquired by Wheatley and Wheatley Foreign.

INTERIM FINANCINGS

         In May 1997, in an interim financing, Wheatley and Wheatley Foreign purchased $458,341 and $41,659 principal amounts of unsecured promissory notes issued by the Company (the "First Interim Financing Notes"). The First Interim Financing Notes were repaid out of the proceeds of the Bridge Financing (as hereinafter defined).

         In June 1997, in an interim financing, Brentwood purchased an unsecured promissory note of $250,000 principal amount (the "Third Interim Financing Note") and was issued warrants to purchase 4,206 shares of Common Stock.

         In July 1997, the Company consummated a bridge financing (the "Bridge Financing") whereby it issued $4,300,000 of unsecured promissory notes (the "Bridge Notes") and warrants (the "Bridge Warrants") to purchase an aggregate of 1,075,000 shares of Common Stock (the "Bridge Warrant Shares"). As part of the Bridge Financing, the Company repaid the First Interim Financing Notes. In addition, Brentwood converted its Third Interim Financing Note into Bridge Notes and Bridge Warrants and accordingly received $250,000 principal amount of Bridge Notes and Bridge Warrants to purchase 41,667 Bridge Warrant Shares. The Bridge Notes were repaid from the proceeds of the Company's initial public offering.

         In October 1997, in an interim financing, Wheatley and Wheatley Foreign purchased $552,000 and $48,000 principal amounts of unsecured promissory notes, respectively. Such notes were repaid from the proceeds of the Company's initial public offering.

        In September and October 1998, Wheatley, Wheatley Foreign, Amy Newmark and another entity purchased $349,600, $30,400, $20,000 and $90,000 principal amounts of unsecured promissory notes issued by the Company (the "1998 Interim Financing Notes"). Upon the initial closing of the Series A Private Placement, Amy Newmark converted her 1998 Interim Financing Notes into Series A Units. The remaining 1998 Interim Financing Notes were repaid between November 1998 and January 1999.


OFFICER, DIRECTOR AND 5% STOCKHOLDERS' TRANSACTIONS

         The Company has adopted a policy whereby all transactions between the Company and its officers, directors, principal stockholders or affiliates, will be approved by a majority of the Board of Directors or, if required by law, a majority of disinterested stockholders, and will be on terms no less favorable to the Company than could be obtained in arm's length transactions from unaffiliated third parties.



                    PROPOSAL II - APPROVAL OF AN INCREASE IN
                             AUTHORIZED COMMON STOCK

         In April 1999, the Board of Directors approved the Authorized Common Stock Amendment, which would increase to 60,000,000 the number of shares of Common Stock authorized for issuance, and directed that the Authorized Common Stock Amendment be submitted to a vote of Stockholders at the Meeting. The form of the proposed Authorized Common Stock Amendment is included in Exhibit A to this Proxy Statement.

         Article Four of the Company's Certificate of Incorporation as currently in effect authorizes the issuance of up to 30,000,000 shares of Common Stock. As of the Record Date, 6,180,985 shares of Common Stock were outstanding and 21,554,000 shares were reserved for issuance upon the exercise of outstanding warrants and options and the conversion of outstanding Series A Preferred Stock and Series B Preferred Stock. There was, therefore, as of the Record Date, approximately 2,264,696 shares of authorized Common Stock available for future issuance by the Company. The Company is also seeking approval of the Stock Option Plan Amendment which would increase from 1,950,000 to 7,806,000 the number of shares available for issuance under the Plan. As described under "Proposal IV -- Approval of Amendment to 1991 Stock Option Plan," the Company has granted options to purchase 2,436,036 shares of Common Stock which are contingent upon stockholder approval of the Stock Option Plan Amendment. The Board believes it is necessary to increase the number of shares of authorized Common Stock in order to make available additional shares for possible stock splits, acquisitions, financings, employee benefit plan issuances and for other such corporate purposes as may arise.

         The Company is in discussions with a placement agent relating to a proposed private placement (the "Private Placement") of a minimum of 10 and a maximum of 30 units (the "Units") at a purchase price of $100,000 per Unit. Each Unit would consist of 100 shares of newly-created Series C Convertible Preferred Stock, $.001 par value (the "Series C Preferred Stock"), and a Common Stock Purchase Warrant (the "Warrant") to purchase 100,000 shares of Common Stock. If all 30 Units were to be sold, the Company could in its discretion determine to sell up to an additional 15 Units on the same terms and conditions as those prepared to be offered. It is currently anticipated that each share of Seris C Preferred Stock would be convertible into such number of shares of Common Stock as is equal to the quotient obtained by dividing $1,000 by the fair market value of the Common Stock, i.e., the average closing price of the Common Stock in the principal securities market in which it is then traded for the five trading days immediately preceding the date of the initial closing of the offering. Assuming a fair market value of $.75 per share, a share of Series C Preferred Stock would initially be convertible into 1,333 shares of

Common Stock. Upon liquidation, the Series C Preferred Stock would rank junior to the Series A Preferred Stock and Series B Preferred Stock but senior to all other classes and series of capital stock of the Company. The Warrants would have a term of 2 1/2 years and would be exercisable at a per share price equal to the fair market value of the Common Stock. Based on discussions with the placement agent and market conditions, the terms of the Private Placement may change. In order to issue the Common Stock underlying the Series C Preferred Stock and the Warrants, the Company will need stockholder approval of the Authorized Common Stock Amendment. Except for the Private Placement and grant of stock options subject to stockholder approval of the Stock Option Plan Amendment, the Company currently does not have any plans, arrangements, negotiations or understandings with regard to the issuance of any Common Stock.

         All newly authorized shares of Common Stock would have the same rights as the presently authorized shares, including the right to one vote per share and to participate in dividends when and to the extent declared and paid. While the issuance of shares in certain instances may have the effect of stalling a hostile takeover, the Board does not intend or view the increase in authorized Common Stock as an anti-takeover measure nor is the Company aware of any proposed or contemplated transaction of this type.

         The issuance of additional shares of Common Stock by the Company may, depending upon the circumstances under which the shares are issued, reduce stockholders' equity per share and may reduce the percentage of ownership of Common Stock of existing stockholders.

         The additional shares of Common Stock would be available for issuance without further action by the stockholders and without the accompanying delay and expense involved in calling a special meeting of stockholders, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which the Company's securities may be traded.

         Proxies received that contain no instructions to the contrary will be voted FOR approval of the Authorized Common Stock Amendment. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock entitled to vote, voting together as a single class, and of the holders of a majority of the outstanding shares of Common Stock entitled to vote, voting separately as a class, is required to approve the Authorized Common Stock Amendment. Accordingly, abstentions and broker non-votes will have the same effect as a negative vote. If the proposal is approved by the stockholders, the Authorized Common Stock Amendment would become effective upon its filing with the State of Delaware, which would occur as soon as practicable following such approval.

     THE BOARD OF DIRECTORS HAS APPROVED THE AUTHORIZED COMMON STOCK AMENDMENT AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL THEREOF.


                   PROPOSAL III -- APPROVAL OF AN INCREASE IN
                           AUTHORIZED PREFERRED STOCK

         In April 1999, the Board of Directors approved the Authorized Preferred Stock Amendment, which would increase to 4,000,000 the number of shares of Preferred Stock authorized for issuance, and directed that the amendment be submitted to a vote of stockholders at the Meeting. The form of proposed Authorized Preferred Stock Amendment is included in Exhibit A to this Proxy Statement.

         Article Four the Company's Certificate of Incorporation as currently in effect authorizes the issuance of up to 2,000,000 shares of Preferred Stock. As of the Record Date, 1,678,500 and 96,750 shares of Series A Preferred Stock and Series B Preferred Stock were outstanding respectively. In addition, 173,725 shares of Series A Preferred Stock and 10,000 shares of Series B Preferred Stock were reserved for issuance upon the exercise of certain options. There were, therefore, as of the Record Date, approximately 41,025 shares of authorized Preferred

Stock available for future issuance by the Company. Accordingly, based on the current terms of the Private Placement, the Company has a sufficient number of authorized Preferred Stock to consummate the Private Placement. Nevertheless, the Board believes it would be desirable to increase the number of shares of authorized Preferred Stock in order to make available additional shares for possible acquisitions and other financings and for other such corporate purposes as may arise. Except for the Private Placement, the Company currently does not have any plans, arrangements, negotiations or understandings with regard to the issuance of any Preferred Stock.

         Currently, shares of Preferred Stock of the Company may be issued from time to time in one or more classes or series, each of which class or series has such distinctive designation or title as determined by the Board prior to the issuance of the shares. Each class or series of Preferred Stock has such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board prior to the issuance of any shares thereof. However, so long as any shares of Series A Preferred Stock or Series B Preferred Stock are outstanding, no future series of Preferred Stock may be senior to or pari passu with the Series A Preferred Stock and the Series B Preferred Stock with respects to rights on liquidation, dissolution or winding up of the Company. While the issuance of Preferred Stock in certain instances may have the effect of stalling a hostile takeover, the Board does not intend or view the increase in authorized Preferred Stock as an anti-takeover measure nor is the Company aware of any proposed or contemplated transaction of this type.

         The issuance of additional shares of Preferred Stock by the Company may, depending upon the circumstances under which the shares are issued, reduce stockholders' equity per share and depending on the terms of the Preferred Stock may reduce the percentage of ownership of Common Stock of existing stockholders.

         The additional shares of Preferred Stock would be available for issuance without further action by the stockholders and without the accompanying delay and expense involved in calling a special meeting of stockholders, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which the Company's securities may be traded.

         Proxies received that contain no instructions to the contrary will be voted FOR approval of the Authorized Preferred Stock Amendment. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock entitled to vote, voting together as a single class, and of a majority of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock, entitled to vote, voting together as a class, is required to approve the Authorized Preferred Stock Amendment. Accordingly abstentions and broker non-votes will have the same effect as a negative vote. If the proposal is approved by the stockholders, the Authorized Preferred Stock Amendment would become effective upon its filing with the State of Delaware, which would occur as soon as practicable following such approval.

         THE BOARD OF DIRECTORS HAS APPROVED THE AUTHORIZED PREFERRED STOCK AMENDMENT AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL THEREOF.

         PROPOSAL IV -- APPROVAL OF AMENDMENT TO 1991 STOCK OPTION PLAN

         The Board of Directors of the Company has unanimously approved for submission to a vote of the stockholders a proposal to amend the Plan to increase from 1,950,000 shares of Common Stock to 7,806,000 shares of Common Stock the number of shares reserved for issuance pursuant to the exercise of options granted thereunder. The purposes of the Plan are to attract and retain the best available personnel for positions of responsibility within the Company, to provide additional incentives to employees of the Company and to promote the success of the Company's business through the grant of options to purchase Common Stock. Each option granted pursuant to the Plan shall be designated at the time of grant as either an "incentive stock option" or as a "non-qualified option."

         The Plan, as proposed to be amended, would authorize the issuance of a maximum of 7,806,000 shares of Common Stock pursuant to the exercise of options granted thereunder. As of the date hereof, stock options to purchase all of the 1,950,000 shares of Common Stock available under the Plan have been granted, including options to purchase 530,000 shares to executive officers and Directors of the Company. In addition, options to purchase 2,436,036 shares of Common Stock have been granted subject to stockholder approval of the Stock Option Plan Amendment, including options to purchase 1,055,000 shares to executive officers and Directors of the Company. See "Executive Compensation - Option Grants in Last Fiscal Year." Should such stockholder approval not be obtained, then any stock options granted under the Plan on the basis of the increase to 7,806,000 shares of Common Stock will terminate without ever becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted. In addition, if the Company is unable to obtain stockholder approval of the Authorized Common Stock Amendment, the Company will only be able to grant options to purchase an additional 1,383,188 shares of Common Stock under the Plan.

ADMINISTRATION OF THE PLAN

         The Plan is administered by the Stock Option and Compensation Committee of the Board of Directors, which determines to whom, among those eligible, and the time or times at which options, will be granted, the number of shares to be subject to options the duration of options, any conditions to the exercise of options, and the manner in a price at which options may be exercised. In making such determinations, the Stock Option and Compensation Committee may take into account the nature and period of service of eligible employees, their level of compensation, their past, present and potential contributions to the Company and such other factors as the Stock Option Committee in its discretion deems relevant.

         The Stock Option and Compensation Committee is authorized to amend, suspend or terminate the Plan, except that it is not authorized without stockholder approval (except with regard to adjustments resulting from changes in capitalization) to (i) increase the maximum number of shares that may be issued pursuant to the exercise of options granted under the Plan; (ii) permit the grant of an incentive stock option under the Plan with an option price less than 100% of the fair market value of the shares at the time such option is granted; (iii) materially change the eligibility requirements for participation in the Plan; (iv) extend the term of any option or the period during which any option may be granted under the Plan; or (v) materially modify the requirements as to eligibility for participation in the Plan.

OPTION PRICE

         The exercise price of each option is determined by the Stock Option and Compensation Committee, but may not be less than 100% of the fair market value of the shares of Common Stock covered by the option on the date the option is granted, in the case of an incentive stock option, nor less than 85% of the fair market value of the shares of Common Stock covered by the option on the date the option is granted, in the case of a non-qualified stock option. If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of Company's stock, then the exercise price may not be less than 110% of the fair market value of the Common Stock covered by the option on the date the option is granted.

TERMS OF OPTIONS

         Unless otherwise provided in the Stock Option Agreement, the term of each option shall be seven (7) years from the date of grant, provided that the maximum term of each option shall be 10 years. Options granted to an employee who owns over 10% of the total combined voting power of all classes of stock of the Company shall expire not more than five years after the date of grant. The Plan provides for the earlier expiration of options of a participant in the event of certain terminations of employment.

REGISTRATION OF SHARES

         The Company has filed a registration statement under the Securities Act with respect to 1,950,000 shares of Common Stock issuable pursuant to the Plan. The Company intends to file an additional registration statement under the Securities Act with respect to the additional 5,856,000 shares of Common Stock issuable pursuant to the Stock Option Plan Amendment subsequent to the Stock Option Plan Amendment's approval by the Company's stockholders.

REQUIRED VOTE

         The affirmative vote of a majority of the votes cast by holders of the Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, is required to approve the Stock Option Plan Amendment. If the Stock Option Plan Amendment is approved, the first sentence of
Section 4 of the Plan will read as follows:

         "Subject to adjustment as provided in Section 7 hereof, a total of 7,806,000 shares of the Company's Common Stock (the "Stock") shall be subject to the Plan."

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
               OF THE PROPOSAL TO AMEND THE 1991 STOCK OPTION PLAN



                   PROPOSAL V--RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

         The Board of Directors appointed PricewaterhouseCoopers LLP, certified public accountants, as the Company's independent auditors for the fiscal year ending December 31, 1999. Although the selection of auditors does not require ratification, the Board of Directors has directed that the appointment of PricewaterhouseCoopers LLP be submitted to stockholders for ratification due to the significance of such appointment to the Company. If stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Board of Directors will consider the appointment of other certified public accountants. The approval of the proposal to ratify the appointment of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the votes cast by holders of the Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class.

         The Company's auditors for the fiscal year ended December 31, 1998 were PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP has advised the Company that a representative will be present at the Meeting at which time he will respond to appropriate questions submitted by stockholders and will make such statements as he may desire.

RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1999.

                                  ANNUAL REPORT

         All stockholders of record as of the Record Date, have been sent, or are concurrently herewith being sent, a copy of the Company's 1998 Annual Report for the year ended December 31, 1998, which contains certified financial statements of the Company for the year ended December 31, 1998.

         ANY STOCKHOLDER OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1998 (WITHOUT EXHIBITS), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO DANIEL M. PESS, EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER,
CHIEF FINANCIAL OFFICER AND SECRETARY AT QUERYOBJECT SYSTEMS SOFTWARE CORPORATION, 60 CHARLES LINDBERGH BOULEVARD, UNIONDALE, NEW YORK 11553.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals made in accordance with Rule 14a-8 under the Exchange Act and intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received by the Company at its principal office in Uniondale, New York no later than December 27, 1999 for inclusion in the proxy statement for that meeting.

         In addition, the Company's By-laws require that a stockholder give advance notice to the Company of nominations for election to the Board of Directors and of other matters that the stockholder wishes to present for action at an annual meeting of stockholders (other than matters included in the Company's proxy statement in accordance with Rule 14a-8). Such stockholder's notice must be given in writing, include the information required by the By-laws of the Company, and be delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company at its principal offices. The Company must receive such notice not less than 45 days prior to the date in the current year that corresponds to the date in the prior year on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders. While the Company has not yet set the date of its 2000 Annual Meeting of Stockholders, if it were held on June 2, 2000 (the date that corresponds to the date on which the 1999 Annual Meeting is being held), notice of a director nomination or stockholder proposal made otherwise than in accordance with Rule 14a-8 would be required to be given to the Company no later than March 18, 2000.


                                  OTHER MATTERS

         As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.




Daniel M. Pess
Secretary

April 27, 1999

                                                                       Exhibit A

         FOURTH: This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of Common Stock this Corporation is authorized to issue is 60,000,000, par value $0.001 per share, and the total number of shares of Preferred Stock this Corporation is authorized to issue is 4,000,000 shares of Preferred Stock, with the Board of Directors being hereby authorized to fix or alter the rights, preferences, privileges and restriction granted to or imposed upon any series of such Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. The Board of Directors is also authorized to increase or decrease the number of shares of any series, prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         QUERYOBJECT SYSTEM CORPORATION

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 2, 1999

         The undersigned, a stockholder of QueryObject Systems Corporation, a Delaware corporation (the "Company"), does hereby appoint Robert Thompson and Daniel M. Pess, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 1999 Annual Meeting of Stockholders of the Company to be held at the Company's principal executive offices, located at 60 Charles Lindbergh Boulevard, Uniondale, New York 11553, on June 2, 1999 at 10:00 A.M., local time, or at any adjournment or adjournments thereof.

         The undersigned hereby instructs said proxies or their substitutes:

1.     ELECTION OF DIRECTORS:

       The election of Robert A. Thompson,  Daniel M. Pess, Andre Szykier,  Alan
       W. Kaufman, Rino Bergonzi, Irwin Jacobs and Amy L. Newmark to the Board of Directors, to service until the 2000 Annual Meeting of Stockholders and until their respective successors are elected and shall qualify.

                           WITHHOLD AUTHORITY
FOR ALL                    TO VOTE FOR ALL        ________________________
NOMINEES ___               NOMINEES ___           ________________________
                                                  TO WITHHOLD AUTHORITY TO
                                                  VOTE FOR ANY INDIVIDUAL
                                                  NOMINEE(S), PRINT NAME ABOVE.

2.       TO APPROVE INCREASE IN AUTHORIZED COMMON STOCK:

                   ______  FOR   _____  AGAINST    _____  ABSTAIN

3.       TO APPROVE INCREASE IN AUTHORIZED PREFERRED STOCK:

                   ______  FOR   _____  AGAINST    _____  ABSTAIN

4.       TO AMEND THE COMPANY'S 1991 STOCK OPTION PLAN:

                   ______  FOR   _____  AGAINST    _____  ABSTAIN

5.       TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS:

                   ______  FOR   _____  AGAINST    _____  ABSTAIN

6.       DISCRETIONARY AUTHORITY:

         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER AND FURTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                  THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT DIRECTORS, APPROVE THE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION WHICH WOULD INCREASE THE AUTHORIZED COMMON STOCK AND THE AUTHORIZED PREFERRED STOCK, APPROVE THE AMENDMENT TO THE 1991 STOCK OPTION PLAN AND TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                  The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated _______________________, 1999


_____________________________ (L.S.)


_____________________________ (L.S.)
         Signature(s)


NOTE:  PLEASE  SIGN  EXACTLY AS YOUR NAME OR NAMES
APPEAR HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR,
ADMINISTRATOR,   TRUSTEE   OR   GUARDIAN,   PLEASE
INDICATE  THE  CAPACITY  IN  WHICH  SIGNING.  WHEN
SIGNING AS JOINT TENANTS, ALL PARTIES IN THE JOINT
TENANCY  MUST  SIGN.  WHEN A PROXY  IS  GIVEN BY A
CORPORATION,   IT  SHOULD  BE  SIGNED   WITH  FULL
CORPORATE NAME BY A DULY AUTHORIZED OFFICER.

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE
ENVELOPE PROVIDED FOR THIS PURPOSE.  NO POSTAGE IS
REQUIRED IF MAILED IN THE UNITED STATES.